Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350 ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Howard Hughes Holdings Inc. (the “Company”) for the period ended June 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers, in their capacity as officers of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to such officer’s knowledge:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ David R. O'Reilly
David R. O'Reilly
Chief Executive Officer
July 26, 2024

By:	/s/ Carlos A. Olea
Carlos A. Olea
Chief Financial Officer
July 26, 2024